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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                ---------------
                                   Form 8-K
                                Current Report
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934




                                 May 13, 1998
               Date of Report (Date of earliest event recorded)



                               BB&T Corporation
            (Exact name of registrant as specified in its charter)


                       Commission file number : 1-10853



                       North Carolina                            56-0939887
           (State of Incorporation)                 (I.R.S. Employer Identification No.)
                 200 West Second Street
             Winston-Salem, North Carolina                          27101
       (Address of Principal Executive Offices)                   (Zip Code)

                                (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)






                                ---------------
                          This Form 8-K has 51 pages.



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Item 5. Other Events
     On March 1, 1998, BB&T Corporation completed its merger with Life Bancorp, Inc. ("Life") of Norfolk, Virginia. To consummate the transaction, Life shareholders received .58 shares of BB&T common stock in exchange for each share of Life common stock held, resulting in the issuance of 9.8 million shares of BB&T common stock. The transaction was accounted for under the pooling-of-interests method of accounting. Accordingly, the consolidated financial statements (including notes to consolidated financial statements), and supplemental financial information contained in BB&T's Annual Report on Form 10-K for the year ended December 31, 1997, restated for the accounts of Life, are included in this Current Report on Form 8-K.


Item 7. Financial Statements and Exhibits



   Exhibit     Description
------------   ----------------------------------------------------
    11         Statement re Computation of Earnings Per Share.        Filed herewith as Note R. of the
                                                                      "Notes to Consolidated Financial
                                                                      Statements."
    23         Consent of Independent Public Accountants.             Filed herewith on page 3.
    27         Financial Data Schedule.                               Filed herewith as an exhibit to the
                                                                      electronically filed document as
                                                                      required.
   99.1        Report of Independent Public Accountants.              Filed herewith on page 4.
   99.2        BB&T's restated audited financial statements and       Filed herewith beginning on page 5.
               notes thereto, including the accounts of Life.
   99.3        BB&T's restated Securities Act Guide 3 statistical     Filed herewith beginning on page 39.
               disclosures, including the accounts of Life.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BB&T CORPORATION
                                 (Registrant)



                                 By: /s/  SHERRY A. KELLETT
                                    ------------------------------------

                                          Sherry A. Kellett

                              Senior Executive Vice President and Controller
                                     (Principal Accounting Officer)

Date: May 13, 1998.

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